Exhibit 10.14

VOTING TRUST AGREEMENT

This VOTING TRUST AGREEMENT (this “Agreement”) is entered into as of the 13th day of April, 2011, by and among Absolute Life Solutions, Inc., a Nevada corporation (the “Company”), CS Master Holdings, LLC, a Nevada limited liability company (the “Holder”), and Daniel Lifschutz, as the voting trustee (in such capacity being hereinafter referred to as the “Voting Trustee”).

WHEREAS, the Voting Trustee and the Holder believe it is advisable, in order to provide for the long-term, stable and consistent ownership and governance of the Company, to deposit all of the shares of outstanding common stock of the Company beneficially owned by the Holder with the Voting Trustee, creating a voting trust (the “Voting Trust”) on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the premises and of the representations, warranties and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

FILING; INSPECTION; TERM OF VOTING TRUST

1.1.

Filing of Agreement with the Company; Availability for Inspection by Stockholders.  Copies of counterparts of this Agreement, signed by the Holder, and of every agreement supplemental to this Agreement or amending this Agreement, shall be filed in the principal office of the Company and shall be open to reasonable inspection by any stockholder of the Company.  The Voting Trust Certificate(s) (as defined in Section 3.1) issued as provided in this Agreement shall be issued, received and held subject to all of the terms of this Agreement.

1.2.

Term of Voting Trust.  Unless terminated earlier pursuant to Section 12.1 below, the Voting Trust created by this Agreement shall be effective and remain in force for a period of fifteen (15) years from the date of this Agreement (the “Term”).

ARTICLE 2

TRANSFER OF SHARES TO VOTING TRUST

2.1.

Transfer of Shares.  Effective as of the date of this Agreement, the Holder will deposit all of its Shares (as defined below) with the Voting Trustee by delivering to the Voting Trustee a certificate (or certificates) representing the Shares held by, and issued in the name of, the Holder, together with appropriate stock powers transferring such certificate(s) to the Voting Trustee, with any requisite stock transfer stamps annexed thereto.  The Holder and the Voting Trustee shall take (or shall cause the Company to take) such action as is necessary to effect the transfer of the Shares to, and in the name of, the Voting Trustee on the books of the Company, including the immediate filing of this Agreement with the secretary of the Company.  The certificate(s) for Shares so transferred and delivered to the Voting Trustee pursuant to this Agreement shall be surrendered by the Voting Trustee to the Company’s secretary or transfer agent, if any, and cancelled, and a new certificate (or certificates) therefor shall be issued to and held by the Voting Trustee in the name of “Daniel Lifschutz, as Voting Trustee.”  Upon receipt by the Voting Trustee of the certificate(s) for the Shares and upon the transfer of the Shares into the name of the Voting Trustee, the Voting Trustee shall hold the Shares, as a stockholder of record, subject to the terms and conditions of this Agreement.  The term “Shares”, as used in this Agreement, shall include, in addition to the outstanding shares of common stock of the Company and all securities of the Company that may be issued in exchange for or in respect of such common stock originally deposited with the Voting Trustee pursuant to this Article 2, all additional shares and other securities of the Company or any successor or successors of the Company deposited with the Voting Trustee pursuant to Article 8 hereof.

ARTICLE 3

ISSUANCE AND TRANSFER OF

VOTING TRUST CERTIFICATES

3.1.

Issuance of Voting Trust Certificates.  Promptly after the transfer of Shares as set forth in Section 2.1, the Voting Trustee shall issue and deliver to the Holder, in exchange for the Shares delivered by the Holder (or the Holder’s agent on the Holder’s behalf) pursuant to this Agreement, a Voting Trust Certificate(s) substantially in the form attached hereto as Exhibit A (the “Voting Trust Certificate(s)”) representing in the aggregate the number of Shares owned by the Holder.  Except as otherwise specifically provided in this Agreement (including, without limitation, Articles 4 and 8), all options, rights of purchase, and other powers, privileges and limitations thereof affecting the Shares represented by the Voting Trust Certificates shall attach to the Voting Trust Certificates.

3.2.

Transfer of Shares.  Nothing herein shall restrict or impede the rights of the Holder to sell, assign, gift, pledge, transfer or otherwise dispose (each, a “Transfer”) of the Shares.  Upon a Transfer of all or a portion of the Shares, the Voting Trustee shall execute such documents and other instruments as may be necessary to transfer all right, title and interest (beneficial or otherwise) and all voting rights to the transferee, free and clear of the restrictions of this Agreement.

ARTICLE 4

AUTHORITY OF VOTING TRUSTEE TO VOTE

THE SHARES

4.1.

General.

(a)

The Voting Trustee shall hold the Shares transferred to him pursuant to Articles 2, 3 and 8 of this Agreement under the terms and conditions set forth in this Agreement.  Except as expressly provided by this Agreement, for as long as any of the Shares are subject to this Agreement, and until the actual delivery by the Voting Trustee to the Holder of stock certificate(s) in exchange for Voting Trust Certificates pursuant to Section 12.2 of this Agreement, the Voting Trustee shall have full power and authority, and is hereby fully and exclusively empowered and authorized, to vote in person or by proxy the Shares deposited pursuant to this Agreement and transferred to the Voting Trustee (including any changed or additional Shares, as provided in Article 8 hereof) at all meetings of the stockholders of the Company or to give written consents in lieu of voting such Shares in respect of any and all matters on which Shares are entitled to vote.

(b)

Subject to the provisions of this Agreement, the Company’s Articles of Incorporation and Bylaws and any other applicable law, regulation or agreement, the Holder, and not the Voting Trustee, shall have the sole power to Transfer its Shares.

4.2.

Trustee’s Powers Irrevocable.  The Voting Trustee’s power to vote the Shares held by him and give consents in respect thereof pursuant to this Agreement shall be irrevocable for the Term of this Agreement.  The Voting Trustee shall have the right to waive notice of any meeting of stockholders of the Company in respect of such Shares.  The Voting Trustee may exercise any power or perform any act pursuant to this Agreement by an agent or attorney duly authorized and appointed by him.

ARTICLE 5

ELIGIBILITY OF TRUSTEE

5.1.

Permitted Activities.  No Voting Trustee or successor Voting Trustee shall be disqualified from serving as such if the Voting Trustee does any of the following, nor shall anyone serving in such trustee capacity be incapacitated from doing any of the following: (a) dealing or contracting with the Company or any of its affiliates, either as a vendor, purchaser, advisor, or otherwise, nor shall any transaction or contract be affected or invalidated by reason of the fact that a Voting Trustee or any firm or corporation affiliated with a Voting Trustee is in any way interested in such transaction or contract; nor shall a Voting Trustee be liable to account to the Company or to any stockholder thereof for any profits realized by, from or through any transaction or contract by reason of the fact that a Voting Trustee or any firm or corporation affiliated with a Voting Trustee is interested in such transaction or contract, or (b) serving the Company or any of its affiliates as an officer or director, or employee or in any other capacity, and receiving compensation therefor.

ARTICLE 6

NUMBER OF TRUSTEES; ACTION BY TRUSTEE

6.1.

Number of Trustees.  The number of voting trustees shall be one (1).

6.2.

Voting Trustee.  The Voting Trustee shall be Daniel Lifschutz.

ARTICLE 7

TERM OF TRUSTEE; VACANCIES

7.1.

Term of Trustee.  During the Term of the Voting Trust, the Voting Trustee shall serve until his death, Incapacity (defined below) or resignation as Voting Trustee.  For purposes hereof, an “Incapacity” shall be deemed to exist if (a) there is a determination of incapacity by a court of competent jurisdiction, or (b) the Holder receives two (2) affidavits from medical doctors, one of whom is the personal physician of the Voting Trustee, stating that, in the doctor’s opinion, the Voting Trustee is incapacitated and unable to manage his financial affairs without assistance.  Upon death, resignation or Incapacity of the Voting Trustee, Avrohom Oratz shall become the successor Voting Trustee and shall possess all rights, title and powers of the original Voting Trustee during the remainder of the Term of this Agreement.

ARTICLE 8

EXTRAORDINARY TRANSACTIONS;

RECEIPT OF ADDITIONAL SECURITIES

8.1.

Receipt of Additional Securities.  If the Voting Trustee shall receive any securities of the Company or any successor or successors of the Company issued by way of dividend, split-up, recapitalization, reorganization, merger, consolidation, or any other change or adjustment in respect of the Shares held by them pursuant to this Agreement, the Voting Trustee shall hold the certificates representing such additional or changed securities, to the extent that such securities have voting rights (including voting rights contingent upon the occurrence of specified events), subject to the terms of this Agreement and shall issue Voting Trust Certificates representing such changed or additional securities to the Holder.  Any securities of the Company or any successor or successors of the Company issued to the Voting Trustee with respect to the then outstanding Shares that do not have any such voting rights shall be delivered to the Holder in proportion to the number of Shares represented by the Voting Trust Certificates.

ARTICLE 9

DIVIDENDS AND DISTRIBUTIONS

9.1.

Distributions to be Paid to Beneficial Holders.  Except as otherwise provided in Article 8, if the Company shall pay dividends or any distribution on or in respect of the Shares, the Voting Trustee shall be deemed to have directed the Company to distribute, and the Company shall promptly distribute the same, to the Holder in proportion to the number of Shares represented by the Voting Trust Certificates

ARTICLE 10

COMPENSATION; EXPENSES

10.1.

Payment of Compensation and Reimbursement for Expenses.  The Voting Trustee shall serve, in his capacity as such, without compensation or expense reimbursement.

ARTICLE 11

INDEMNIFICATION

11.1.

Exculpation; Indemnification of Voting Trustee.  The Voting Trustee shall not be liable to the Company, to the Holder or to any other person, under this Agreement or applicable law, by reason of any matter arising out of or in relation to this Agreement (including, without limitation, any action taken, or omitted to be taken by him or her in reliance upon and in conformity with, the advice of counsel, or by reason of any error of judgment or mistake of law or other mistake, or any act or omission of any agent or attorney, or any misconstruction of this Agreement, or any action of any sort taken or omitted thereunder or believed by the Voting Trustee to be in accordance with the provisions and intents hereof or otherwise), except, in each case, for such loss or damage as the Holder may suffer by reason of the Voting Trustee’s willful misconduct or gross negligence.  The Holder, by entering into this Agreement, hereby waives any right to bring or pursue any action, directly or derivatively, on his or her own behalf or on behalf of the Company, against the Voting Trustee, except with respect to loss or damage caused by any such willful misconduct or gross negligence.  The Voting Trustee shall be indemnified and held harmless by the Voting Trust from and against any and all of the Voting Trustee’s actions pursuant to this Agreement, including any expenses incurred by the Voting Trustee in defending any proceeding or action brought against the Voting Trustee for actions taken in its capacity as a Voting Trustee, except for the Voting Trustee’s willful misconduct or gross negligence.  The Voting Trustee shall not be required to give a bond or other security for the faithful performance of his duties as such.  The rights to indemnification and reimbursement of expenses set forth in this Section 11.1 shall not be deemed exclusive and shall be in addition to any such rights the Voting Trustee may have, including but not limited to rights of the Voting Trustee, in its capacity as an officer, director, employee, affiliate or agent of the Company.

ARTICLE 12

TERMINATION

12.1.

Termination Events.  Prior to the expiration of the Term, the Voting Trust created by this Agreement and this Agreement shall automatically terminate in the event that the Holder shall beneficially own less than ten percent (10%) of the outstanding common stock of the Company.

12.2.

Surrender of Certificates.  Upon the expiration of the Term or earlier termination of the Voting Trust, the Voting Trustee shall, in exchange for, and upon the surrender of, the Voting Trust Certificates representing such Shares, deliver or cause to be delivered stock certificates to the Holder representing the number of Shares set forth on such Voting Trust Certificates.

12.3.

Consequences of Bankruptcy, Etc.  If, in the event of the bankruptcy, receivership, dissolution or total or partial liquidation of the Company, whether voluntary or involuntary (each a “Bankruptcy Event”), the Voting Trustee shall receive any monies, securities or property to which the Holder shall be entitled, the Voting Trustee shall promptly distribute such monies, securities or property to the Holder in proportion to the number of Shares represented by the Voting Trust Certificates.  Such a Bankruptcy Event shall not cause termination of or otherwise affect this Agreement.

12.4.

Certificates Held by Company.  If the Company shall acquire any Voting Trust Certificates, the Company may thereupon, at its option, deliver such Voting Trust Certificates to the Voting Trustee and shall receive in exchange the Shares or other securities represented by such Voting Trust Certificates.  Upon such exchange, the Voting Trust Certificates so delivered shall be cancelled.  Any Voting Trust Certificates held by the Company shall not be deemed to be outstanding.

12.5.

Exclusive Means of Termination.  The circumstances set forth in this Article 12 represent the only circumstances under which the Voting Trust created by this Agreement may be terminated.  It is the intention of the parties hereto that no statute or regulation, no governmental, judicial or administrative authority, no other provision of this Agreement or any other agreement, and no event or other development affecting the Company, shall operate or be effective to terminate the Voting Trust created hereby.

12.6.

Effect of Termination.  Notwithstanding anything to the contrary contained in this Agreement, in the event of termination of this Agreement pursuant to the provisions of this Article 12, this Agreement shall be of no further force or effect, except for the provisions of this Article 12, which shall not be affected by the termination of this Agreement.

ARTICLE 13

MISCELLANEOUS PROVISIONS

13.1.

Notices.  All notices given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given if sent by registered or certified mail, return receipt requested, by messenger or by a nationally recognized overnight delivery company, to the party or parties to be given such notice at the address set forth below.  Notices to the Holder shall be sent to the address listed on the books and records of the Company, or in such other manner as the Holder may have communicated in writing to the Company and the Voting Trustee.  Notices to the Company and the Voting Trustee shall be addressed to the following:

If to the Company:

Absolute Life Solutions, Inc.

45 Broadway, 6th Floor

New York, NY 10006

Attention: Avrohom Oratz

If to the Voting Trustee:

Daniel Lifschutz,

as Voting Trustee
45 Muriel Avenue

Lawrence, NY 11559

or to such other address as may have been communicated in writing to the parties to this Agreement.

13.2.

Maintenance of Books and Records of Company.  The Voting Trustee shall keep at the principal office of the Company the correct and complete books and records of account relating to the Voting Trust, and a record containing the name and address of the Holder, the number and class of Shares represented by the Voting Trust Certificate(s) and the date(s) when the Holder became an owner thereof.  A copy of this Agreement shall also be kept at the principal office of the Company.  The Voting Trustee shall, or shall make arrangements with the Company to, make such amendments from time to time to the books and records of the Company as shall be necessary by reason of share transfers, stock splits or otherwise.

13.3.

Amendment.  This Agreement may be amended solely for the purpose of effecting administrative changes hereto, without the vote of the Holder, upon the affirmative vote of the Voting Trustee.  All amendments to this Agreement must be in writing, and any such writing must recite that it is an amendment to this Agreement.

13.4.

Voting: “Outstanding” Shares.  On any matter requiring a vote of holders of Voting Trust Certificates representing a specified number or proportion of the “outstanding” Shares, the Voting Trust Certificate(s) held by the Voting Trustee shall be included for the purposes of determining the result of such vote.

13.5.

Entire Agreement.  This Agreement contains all of the terms and conditions agreed upon by the parties relating to its subject matter, represents the final, complete and exclusive statement of the parties, and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications of the parties, whether oral or written.  No modification, amendment or waiver of any provision of this Agreement shall be valid unless in writing and approved in the manner set forth in Section 13.3.

13.6.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators and permitted successors and assigns.  This Agreement shall apply to, and all of the foregoing parties, heirs, executors, administrators and permitted successors and assigns shall be bound by this Agreement with respect to, any securities issued in respect of (or in exchange for) Shares or Voting Trust Certificates in connection with any transaction to the extent set forth in Article 8.  Without limiting the foregoing, the parties intend for the rights and obligations under this Agreement to survive the death of any party or other person, including the Voting Trustee or any holder of a Voting Trust Certificate and the related Shares, and to be specifically enforceable against any deceased party’s heirs, executors, administrators, representatives, successors or assigns to the fullest extent permitted by law.

13.7.

Governing Law; Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflict of laws principles).  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURTS (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS PARAGRAPH AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SUCH COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.  THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY SUCH ACTION, SUIT OR PROCEEDING.  Service of process on the Holder in any action arising out of or relating to this Agreement shall be effective if delivered to the Holder in accordance with Section 13.1.  These provisions reflect the overall objective of this Agreement to provide for the long-term, stable and consistent ownership and governance of the Company.

13.8.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  The Voting Trustee may execute this Agreement, any Voting Trust Certificate, and any amendment, waiver or consent relating thereto by use of an appropriate facsimile signature; provided that the Voting Trustee provides adequate assurances to the Company that such facsimile signature is an accurate representation of the Voting Trustee’s actual signature.

13.9.

Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

COMPANY:

ABSOLUTE LIFE SOLUTIONS, INC.,

a Nevada corporation

By:

/s/ Avrohom Oratz

Name: Avrohom Oratz

Title: Chief Executive Officer

VOTING TRUSTEE:

/s/ Daniel Lifschutz

DANIEL LIFSCHUTZ

HOLDER:

CS MASTER HOLDINGS, LLC,

a Nevada limited liability company

By:

/s/ Moshe Oratz

Name: Moshe Oratz

Title: Sole Member and Manager

Signature Page to Voting Trust Agreement

EXHIBIT A

Voting Trust Certificate

FOR SHARES OF COMMON STOCK,

PAR VALUE $0.00001 PER SHARE,

OF

ABSOLUTE LIFE SOLUTIONS, INC.,

a Nevada corporation

No. of Shares _____

Certificate No. _____

THIS IS TO CERTIFY THAT, upon the termination of that certain Voting Trust Agreement, dated April __, 2011 (the “Voting Trust Agreement”), by and among Absolute Life Solutions, Inc., a Nevada corporation (the “Company”), Daniel Lifschutz, as Voting Trustee and CS Master Holdings, LLC, pursuant to which agreement this Certificate has been issued, CS Master Holdings, LLC will be entitled to receive stock certificates for the number of fully-paid and non-assessable shares of common stock of the Company hereinabove specified (the “Shares”) and, for the duration of the Voting Trust Agreement, to receive distributions equal to the cash or property or nonvoting security distributions, if any, collected by the Voting Trustee upon a like number of the Shares standing in the name of the Voting Trustee.  The Voting Trustee, with respect to any and all of the Shares, shall possess and be entitled to exercise, in the manner and to the extent provided in the aforesaid Voting Trust Agreement, all of the rights of every kind of the holder of this Certificate, including the right to vote and take part in, or to consent to any corporate or stockholders’ action.  No right to vote, or take part in, or to consent to any corporate or stockholders’ action, shall pass by, or under, this Certificate.

This Certificate is not valid unless signed by the Voting Trustee.  The holder hereof, by accepting this Certificate, manifests his or her consent that the undersigned Voting Trustee may treat the registered holder hereof as the true owner for all purposes, except the delivery of certificates for Shares, which delivery shall not be made without the surrender hereof.

IN WITNESS WHEREOF, the undersigned, the Voting Trustee, has caused this Certificate to be signed as of the ____ day of April, 2011.

VOTING TRUSTEE:

DANIEL LIFSCHUTZ